RIDGEWORTH VARIABLE TRUST

Supplement dated January 13, 2009 to the

RidgeWorth Variable Trust Prospectuses dated May 1, 2008

On November 20, 2008, the Board of Trustees of the RidgeWorth Variable Trust (the “Trust”) approved the liquidation and closing of the Trust. The Trust expects to complete the liquidation on or around April 30, 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-VT2